[LETTERHEAD]

                                                       AGREEMENT NUMBER GSC103DS
                                                       AMENDMENT NUMBER 9
                                                       PAGE 1 OF 1
                                                       DATE 05/13/97

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DRIVE
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS dated and signed December 4, 1992, by and between Premisys Communications Inc. and Paradyne Corporation will be amended as follows:

1.0 Exhibit A, IMACS PRICING LIST, dated 11/14/96, is hereby deleted in its entirety and replaced by a new IMACS PRICING List, Exhibit A, dated 1/l/97 (printed 3/28/97), which shall be attached hereto and made a part hereof.

2.0 This IMACS PRICING LIST, with stated Paradyne Corporation Pricing, will be the basis for which all dollar volume discounts, as referenced and detailed in Amendment #4, will be applied against to calculate new Paradyne pricing as said discounts go into effect.

3.0 The Price of all packages are the sum of the parts unless noted otherwise in the attached Pricing List.

4.0 All other terms and conditions of the above stated Agreement remain unchanged.


This amendment for new pricing shall be effective as of January 1, 1997 for all orders current as of that date.


PARADYNE CORPORATION                              PREMISYS COMMUNICATIONS INC.


By:  /s/Andrew S. May                             By:  /s/Robert W. Dilfer
   --------------------------------                  ---------------------------

Title:    Pres and CEO                            Title:    VP Controller
      -----------------------------                     ------------------------

Date:     6/27/97                                 Date:     6/3/97
      -----------------------------                     ------------------------


** Confidential treatment has been requested with respect to the information contained within the "[**]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.


                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
                         Amendment Number 9 - LGSC103DS
                                   1 - 5/13/97

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE

** Confidential treatment has been requested with respect to the information contained within the "[**]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
         8901      AC power supply                                       [**]
         8902      (48V DC power supply)                                 [**]
       890220      (48V DC power supply - support OOS @ 39V)             [**]
       890250      SSTE '-48V DC power supply - support OOS @ 39V        [**]
         8903      (48V DC converter (115 VAC input))                    [**]
         8905      (48V DC Converter (115 - 240 VAC input))              [**]
         8904      (48V Ringing generator)                               [**]
         8906      (48V Ringing generator)                               [**]
         8907      24V DC power supply                                   [**]
         8916      IMACS/600 universal enclosure                         [**]
       891620      IMACS/600 universal enclosure                         [**]
         8918      IMACS/800 universal enclosure                         [**]
       891820      IMACS/800 universal enclosure w/ install kit, dual
                   feed pwr supply                                       [**]
       891822      IMACS/800 universal enclosure w/ install kit, dual
                   feed pwr supply, NEBS                                 [**]
       891850      SSTE IMACS/800 universal enclosure w/ install kit,
                   dual feed pwr supply                                  [**]
         8919      IMACS/900 universal enclosure **(2)                   [**]
         8920      8 T1/E1 interface card with 2,400 baud modem - 32
                   Kb NVRAM                                              [**]
       892020      8 T1/E1 interface card with 2,400 baud modem - 32
                   Kb NVRAM metal                                        [**]
      8923###      8 T1/E1 interface card with 2,400 baud modem - 128
                   Kb NVRAM (4)                                          [**]
    892320###      8 T1/E1 interface card with 2,400 baud modem - 128
                   Kb NVRAM (4)                                          [**]
         8921      8 T1/E1 interface card w/out modem - 32 Kb NVRAM      [**]
       892120      8 T1/E1 interface card without modem - 32 Kb NVRAM    [**]
       892220      8 T1/E1 interface card without modem - 128Kb NVRAM
                   with ext sync module for framed T1/E1 (2)             [**]
       892250      SSTE 8 T1/E1 interface card without modem - 128Kb
                   NVRAM with ext sync module for framed T1/E1 (2)       [**]
       892221      8 T1/E1 interface card without modem - 128Kb NVRAM
                   with ext sync module for unframed T1/E1**(2)          [**]
         8925      2 T1 interface card without modem                     [**]
         8926      2 T1 interface card with modem (1)                    [**]
         8927      2 E1 interface card without modem(1)                  [**]
         1183      E1 Distribution Panel (8 E1s)                         [**]
         1184      Distribution Panel                                    [**]
         8800      CPU control card with 2 T1/E1 bus-connect (non-
                   redundant) - 256K                                     [**]
       880020      CPU control card with 2 T1/E1 bus-connect (non-
                   redundant) - 256K                                     [**]
         8801      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 256 K                           [**]
       880120      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 256 K                           [**]
        8802#      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 512 K  (4)                      [**]
      880220#      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 512 K  (4)                      [**]
       880221      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 512 K  (4)                      [**]
       880250      SSTE CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 512 K  (4)                      [**]
         8804      CPU control card with 4 T1/E1 bus-connect
                   (redundant-capable) - 256 K                           [**]
       880420      CPU control card with 4 T1/E1 bus-connect
                   (redundant-capable) - 256 K                           [**]
        60342      Version 3.4.2 host firmware                           [**]
        60343      Version 3.4.3 host firmware                           [**]
        60344      Version 3.44 host firmware                            [**]
        60400      Version 4.0.0 host firmware (5)                       [**]
        60410      Version 4.1.0 host firmware (5)                       [**]

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE

** Confidential treatment has been requested with respect to the information contained within the "[**]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
        60420      Version 4.2.0 host firmware (5)                       [**]
        60430      Version 4.3.0 host firmware (5)                       [**]
        60440      Version 4.4.0 host firmware (5)                       [**]
        60450      Version 4.5.0 host firmware (5)                       [**]
        60101      TCP/IP/SNMP host code option                          [**]
        60102      TR08 host code option                                 [**]
        63100      MCC Firmware                                          [**]
         8000      Single T1/E1 WAN                                      [**]
       800020      Single T1/E1 WAN                                      [**]
         8010      Dual T1/E1 WAN                                        [**]
       801020      Dual T1/E1 WAN                                        [**]
       801050      SSTE Dual T1/E1 WAN                                   [**]
       801120      Universal Dual T1/E1 WAN**                            [**]
         8014      Dual T1/E1WAN with 1 x 3 relays                       [**]
       801420      Dual T1/E1WAN with 1 x 3 relays                       [**]
          811      DSX/CEPT plug-in module                               [**]
        81120      DSX/CEPT plug-in module                               [**]
        81150      SSTE DSX/CEPT plug-in module                          [**]
          812      CSU plug-in module                                    [**]
        81220      CSU plug-in module                                    [**]
        82020      1168 kbps HDSL plug-in mod for Univ WAN 8011          [**]
         8108      8-port, 2-wire E&M                                    [**]
         8119      8-port, 4-wire E&M - Extended Range                   [**]
       811920      8-port, 4-wire E&M - Extended Range metal             [**]
         8128      8-port, 2-wire FXS - 900 Ohm                          [**]
         8129      8-port, 2-wire FXS - 600 Ohm                          [**]
         8138      8-port, 2-wire FXO - 900 Ohm                          [**]
         8139      8-port, 2-wire FXO - 600 Ohm                          [**]
         8149      6 Port 16 KHz FXS Coin Card - 600 Ohm (2)             [**]
         8159      6 Port 16 KHz FXO Coin Card - 600 Ohm (2)             [**]
         8202      2-port HSU w/ RS-530/V.35 i/f                         [**]
         8212      2-port HSU w/ V.35 i/f                                [**]
         8213      2-port HSU w/ RS-530/RS-366/V.25bis i/f               [**]
         8215      4-port HSU w/ RS-530/V.35 i/f                         [**]
       821520      4-port HSU w/ RS-530/V.35 i/f                         [**]
       821550      SSTE 4-port HSU w/ RS-530/V.35 i/f                    [**]
         8220      10-port SRU w/ RS-232C/V.24 i/f                       [**]
         8228      8-port sub-rate B7R IP concentrator card (1)          [**]
         8230      8-port subrate FRAD card                              [**]
         8231      8-port subrate FRAD card (HDLC only)                  [**]
         8247      5-port OCU-DP (expandable) (6)                        [**]
          845      5-port OCU-DP child card (6)                          [**]
         8249      2-port OCU-DP with error correction                   [**]
         8254      4-port DSO-DP/G.703 co/contra directional             [**]
         8260      8-port BRI U i/f card (1)                             [**]
       826020      8-port BRI U i/f card (1)                             [**]
         8261      8-port BRI U i/f card, with sealing current (1)       [**]
       826120      8-port BRI U i/f card, with sealing current (1)       [**]
         8811      ACS-68 server (3)                                     [**]
       881120      ACS-68 server (3)                                     [**]
         8813      ACS-68 server with Exp-64 module (3)                  [**]
       881320      ACS-68 server with Exp-64 module (3)                  [**]
         8871      ADPCM Server                                          [**]
       887120      ADPCM Server                                          [**]
         8880      4 channel inverse mux server with BONDING modes
                   0 and 1 software(1)                                   [**]
        8840A      ISDN PRI server card - 1 D channel                    [**]
        8840B      ISDN PRI server card - 2 D channels                   [**]
        8840C      ISDN PRI server card - 8 D channels                   [**]
        62100      Frame relay server software for ACS card (3)          [**]
         8401      External alarm card                                   [**]
       840120      External alarm card                                   [**]
         8402      External alarm card - 3 ports and power fail alarm    [**]

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE

** Confidential treatment has been requested with respect to the information contained within the "[**]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
       840220      External alarm card - 3 ports and power fail alarm    [**]
       840250      SSTE External alarm card - 3 ports and power fail
                   alarm                                                 [**]
         1500      External Sync Panel                                   [**]
       150050      SSTE External Sync Panel                              [**]
         2001      Blank Card Filler Panel                               [**]
Notes
           **      Consult factory for delivery lead times               [**]
            #      formerly 8801b                                        [**]
           ##      formerly 8805                                         [**]
          ###      formerly 8920b                                        [**]
          (1)      Requires version 3.2 or higher                        [**]
          (2)      Requires version 4.0 or higher                        [**]
          (3)      Requires version 4.1 or higher                        [**]
          (4)      Required for Host 4.0 or higher                       [**]
          (5)      Requires 8923 or 8922 and 8802                        [**]
          (6)      Requires Host 3.4.1 or higher                         [**]
          (7)      8811 or higher ACS                                    [**]
                   Front panel types                                     [**]
                   Std = standard molded face plate                      [**]
                   M/E = metal face plate with ejec                      [**]

         1106      RJ48 to 2 BNC Adapter (for E1)                        [**]
        1114F      5-ft RJ48M to DB25F Straight-Thru Cable (for SRU)     [**]
        1114M      5-ft RJ48M to DB25M Straight-Thru Cable (for SRU)     [**]
        1114X      5-ft RJ48M to DB25M Cross-Over Cable (for SRU)        [**]
       1114CX      5-ft RJ48M to DB25M External Clock Cable (for SRU)    [**]
         1118      25-ft RJ48M to RJ48M Silver-Satin Cable (for OCU-DP)  [**]
         1121      50-Pin to 2 RJ48 Adapter with Test Jacks (for T1)     [**]
         1181      50-Pin to 8 RJ48 Adapter (for T1)                     [**]
        1201F      15-ft DB9M to DB25F Straight Thru (for Interface)     [**]
        1201M      15-ft DB9M to DB25M Straight Thru (for Interface)     [**]
        1202F      15-ft DB9F to DB25F Straight Thru (for Interface)     [**]
        1202M      15-ft DB9F to DB25M Straight Thru (for Interface)     [**]
        1203F      5-ft DB25M to V.35F Straight-Thru Cable (for V.35
                   HSU)                                                  [**]
        1203M      5-ft DB25M to V.35M Straight-Thru Cable (for V.35
                   HSU)                                                  [**]
        1203X      5-ft DB25M to V.35M Cross-Over Cable (for V.35 HSU)   [**]
        1204F      5-ft DB25M to RS530F Straight-Thru Cable (for RS530
                   HSU)                                                  [**]
        1204M      5-ft DB25M to RS530M Straight-Thru Cable (for RS530
                   HSU)                                                  [**]
        1204X      5-ft DB25M to RS530M Cross-Over Cable (for RS530 HSU) [**]
        1206F      5-ft DB15M to DB25F Straight-Thru Cable (for RS366
                   HSU Ports)                                            [**]
         1207      6-ft 3-to-4 50-Pin E&M Cable (All Male Connectors)    [**]
         1208      6-ft 3-to-1 50-Pin FXS Cable (All Male Connectors)    [**]
         1209      6-ft 3-to-1 50-Pin TO Cable (All Male Connectors)     [**]
         1210      5-ft 50-Pin Male to Male Amphenol Cable (for Multiple
                   Uses)                                                 [**]
        1212F      5-ft DB25M to RS449F Straight-Thru Cable (for RS449
                   HSU)                                                  [**]
        1212M      5-ft DB25M to RS449M Straight-Thru Cable (for RS449
                   HSU)                                                  [**]
        1212X      5-ft DB25M to RS449M Cross-Over Cable (for RS449 HSU) [**]
         1213      5-ft 50-pin Male Amphenol Cable to 2 RJ-48F Cable
                   (for 8 T1 interface)                                  [**]
        1215M      5-ft RJ48M to DB15M Straight-Thru Cable (for CSU)     [**]
        1215X      5-ft RJ48M to DB15F Cross-Over Cable (for PBX)        [**]
        1216F      15-ft RJ48M to DB25F Straight-Thru Cable (for VT100)  [**]
        1216M      15-ft RJ48M to DB25M Straight-Thru Cable (for VT100)  [**]
         1217      25-ft RJ11M to RJ11M Cable (for Modem)                [**]
         1220      25-ft 50-Pin Male to Female Amp/Champ Extension
                   Cable                                                 [**]
         1221      25-ft DB25M to DB25F Extension Cable (for RS232
                   operation)                                            [**]
         1222      25-ft DB25M to DB25F Extension Cable (for RS530
                   operation)                                            [**]
         1224      25-ft DB25M to DB25F Extension Cable (for V.35
                   operation)                                            [**]
         1230      1-ft RJ48M to RJ48M Shielded Cable (for T1)           [**]

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE

** Confidential treatment has been requested with respect to the information contained within the "[**]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
         1231      25-ft RJ48M to RJ48M Shielded Cable (for T1)          [**]
         1232      50-ft RJ48M to RJ48M Shielded Cable (for T1)          [**]
         1233      100-ft RJ48M to RJ48M Shielded Cable (for T1)         [**]
         1239      Y Adapter for WAN Card Redundancy (Bus Connect
                   Systems)                                              [**]
         1240      5-inch DB26M to DB25F RS530 Adapter Cables            [**]
         1251      RS-530 to V.35 Personality Module                     [**]
         1252      RS-530 to RS-232 Personality Module                   [**]
         1255      RS232/RS530 DB25 Female-to-Female Gender Changer      [**]
         1257      V.35 M34 Female-to-Female Gender Changer              [**]
         1258      RS449 DB37  Female-to-Female Gender Changer           [**]
        1261F      5-ft DB25(M) to M34(F) Straight-Thru Cable V.35
                   cable                                                 [**]
        1261M      5-ft DB25(M) to M34(M) Straight-Thru Cable V.35
                   cable                                                 [**]
        1263F      5-ft DB26M to V.35F (M34) Straight-Thru Cable (for
                   DB26 HSUs)                                            [**]
        1263M      5-ft DB26M to V.35M (M34) Straight-Thru Cable (for
                   DB26 HSUs)                                            [**]
        1263X      5-ft DB26M to V.35M (M34) Cross-Over Cable (for
                   DB26 HSUs)                                            [**]
        1264F      5-ft DB26M to RS530F (DB25) Straight-Thru Cable
                   (for DB26 HSUs)                                       [**]
        1264M      5-ft DB26M to RS530M (DB25) Straight-Thru Cable
                   (for DB26 HSUs)                                       [**]
        1264X      5-ft DB26M to RS530M (DB25) Cross-Over Cable (for
                   DB26 HSUs)                                            [**]
        1265F      5-ft DB26M to RS449M (DB37) Straight-Thru Cable
                   (for DB26 HSUs)                                       [**]
        1265M      5-ft DB26M to RS449M (DB37) Straight-Thru Cable
                   (for DB26 HSUs)                                       [**]
        1265X      5-ft DB26M to RS449M (DB37) Cross-Over Cable (for
                   DB26 HSUs)                                            [**]
         1268      25-ft DB26M to DB26F Extension Cable (for V.35
                   operation)                                            [**]
         1269      25-ft DB26M to DB26F Extension Cable (for RS530/
                   RS449 operation)                                      [**]
         1504      M66 Block with 2 Female 50-Pin Amp/Champ Connectors   [**]
         1901      IMACS Reference Guide                                 [**]
         1902      EMS Reference Guide                                   [**]
         1903      Cable and Equipment Guide                             [**]
         1904      TCP/IP Manual                                         [**]
       3001AR      Model 8800 CPU to Model 8804 CPU                      [**]
       3002AR      Model 8800 CPU to Model 8801 CPU                      [**]
       3003AR      Model 8804 CPU to Model 8801 CPU                      [**]
       3100AR      Add TCP/IP/SNMP firmware to any CPU card              [**]
       3010AR      Firmware enhancement to any card                      [**]
       3020AR      Any other enhancement to any module                   [**]

                   Terms and conditions on advanced replacements:
                   User must order an advanced replacement upgrade
                    from Premisys.
                   Advanced replacement board will be sent with return
                    label for old board.
                   Old board must be returned freight pre-paid to
                    Premisys within 21 days of receipt of replacement board.
                   If old board is not received within 21 days, the user
                    will be billed for the list price of the board
                   Replaced board retains the warranty period of the
                    origional board.

       3001FG      Model 8800 CPU to Model 8804 CPU                      [**]
       3002FG      Model 8800 CPU to Model 8801 CPU                      [**]
       3003FG      Model 8804 CPU to Model 8801 CPU                      [**]
       3100FG      Add TCP/IP/SNMP firmware to any CPU card              [**]
       3010FG      Firmware enhancement to any card                      [**]
       3020FG      Any other enhancement to any module                   [**]
                   Terms and conditions on return-to factory
                    enhancements and upgrades.
                   User must obtain an RA number from Premisys before
                    returning board for upgrade.
                   Board must be sent freight pre-paid to Premisys.
                   Premisys will return the upgraded board via 2nd day air
                    freight within 21 days of receipt.
                   Upgraded boards retain the warranty period of the
                    origional board.
                   Advanced replacement is not included in upgrade price.

       3010EP      Firmware upgrade to any CPU card                      [**]
       3020EP      Firmware upgrade to any other card                    [**]

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE

** Confidential treatment has been requested with respect to the information contained within the "[**]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
                   Terms and conditions on EPROM upgrades.
                   User is responsible for proper handling of EPROM's
                    and circuit boards.
                   Improper handling by user may result in voiding of
                    warranty.

         1920      Corporate Brochure                                    [**]
         1921      Corporate Cover Folder                                [**]
         1922      IMACS Data Sheet                                      [**]
         1923      ATM Data Sheet                                        [**]
         1924      Frame Relay Data Sheet                                [**]
         1925      ISDN BRX Data Sheet                                   [**]
         1926      Assembly of collateral into folder                    [**]
         1927      Complete set of collateral (1920, 1921, 1922,
                   1923, 1924, 1925, 1926)                               [**]


PACKAGE PRICING

The packages listed below are not a sum of the parts and are being included in this agreement.
All other packages are a sum of the parts and will not be listed individually on this agreement.
                        The pricing on these packages is good thru
                         December 31, 1997

     2525-TWA      AC POWER PACKAGE FOR TIME WARNER                      [**]
         8901      AC POWER SUPPLY (110/220)                             [**]
         8903      INTERNAL AC-DC CONVERTER                              [**]
         8904      48V RINGING GENERATOR                                 [**]

     2525-TWD      DC POWER PACKAGE FOR TIME WARNER                      [**]
         8902      DC POWER SUPPLY (-48)                                 [**]
         8904      48V RINGING GENERATOR                                 [**]

     2525-41U      RELEASE 4.1 UPGRADE PACKAGE                           [**]
 880220/60410      CPU Xcon 512K RAM w/4.1 FW-Metal                      [**]
       892320      128K NV RAM Interface w/Modem-Metal                   [**]
        60101      TCP/IP SNMP SW OPTION                                 [**]

     2525-FRU      FRAME RELAY UPGRADE PACKAGE                           [**]
 880220/60410      CPU Xcon 512K RAM w/4.1 FW-Metal                      [**]
       892320      128K NV RAM Interface w/Modem-Metal                   [**]
 881120/62100      Frame Relay Server/ACS-68 Server                      [**]
        60101      TCP/IP SNMP SW OPTION                                 [**]